SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                            ------------------------

                            SCHEDULE  14A  INFORMATION
                    PROXY  STATEMENT  PURSUANT  TO  SECTION  14(a)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Filed  by  the  Registrant                         [X]
Filed  by  party  other  than  the  Registrant     [ ]

Check  the  appropriate  box:

[ ]    Preliminary  Proxy  Statement
[ ]    Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]    Definitive  Proxy  Statement
[ ]    Definitive  Additional  Materials
[ ]    Soliciting  Material  Pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12
                             ------------------------

                              CLAYTON  HOMES,  INC.
                (Name  of  Registrant  as  Specified  In  Its  Charter)

                            ------------------------

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1     Title  of  each  class  of  securities  to which transaction applies:
                       -----------------------------------
     2     Aggregate  number  of  securities  to  which  transaction  applies:
                       -----------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                       -----------------------------------
     4     Proposed  maximum  aggregate  value  of  transaction:
                       -----------------------------------
     5     Total  fee  paid:
                       -----------------------------------

[ ]      Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1     Amount  Previously  Paid:

                       -----------------------------------
     2     Form,  Schedule  or  Registration  Statement  No.:

                       -----------------------------------
     3     Filing  Party:

                       -----------------------------------
     4     Date  Filed:

                       -----------------------------------

                               CLAYTON  HOMES,  INC.
                                "WE BUILD DREAMS"

                    NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

Time:                    10:30  a.m.  EST,  on  Wednesday,
                         October  30,  2002

Place:                   Clayton  Homes  Headquarters
                         5000  Clayton  Road
                         Maryville,  TN  37804

Items  of
Business:                1.  To  elect  seven  directors.

                         2. To consider and act upon one stockholder proposal, regarding stock option expensing accounting.

                         3. To transact any other business properly brought before the annual meeting.

Who Can Vote:            You  can  vote  if  you  were  a  stockholder  of
                         record  on  August  15,  2002.

Annual Report:           A  copy  of  our  2002  Annual  Report  is
                         enclosed.

Date of Mailing:         This  notice  and  the  proxy  statement  are
                         first being mailed to our stockholders on or about September 21, 2002.


                       By Order of the Board of Directors
                           Thomas D. Hodges, Secretary

                             ABOUT  THE  MEETING

WHAT  AM  I  VOTING  ON?

You will be voting to elect seven directors and to either approve or reject a proposed stockholder resolution.

WHO  IS  ENTITLED  TO  VOTE?

You may vote if you owned stock as of the close of business on August 15, 2002. Each share of common stock is entitled to one vote. As of August 15, 2002, we had 136,129,338 shares of common stock outstanding.

HOW  DO  I  VOTE  BEFORE  THE  MEETING?

You  have  two  voting  options:
1.     By  mail by completing, signing and returning the enclosed proxy card, or
2.     By  telephone  through  calling  the  number  shown  on  your proxy card.

If you hold your shares in the name of a bank or broker, whether you can vote by telephone depends on their voting processes. Please follow the directions on your proxy card carefully.

CAN  I  VOTE  AT  THE  MEETING?

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the mail or by telephone.

CAN  I  CHANGE  MY  MIND  AFTER  I  VOTE?

You may change your vote at any time before the polls close at the meeting. However, you may only do this by (1) signing another proxy with a later date and returning it to the address on the proxy card before the meeting, (2) voting again by telephone before 10:30 a.m. on October 30, 2002, or (3) voting in person at the meeting.

WHAT  IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted by the person named in the enclosed proxy card "FOR" the election of the nominee directors and, as discussed on page 6, unless otherwise specified, "AGAINST" the stockholder proposal.

HOW DO I VOTE IF I PARTICIPATE IN THE CLAYTON HOMES, INC. 401(K) RETIREMENT PLAN FOR CLAYTON HOMES, INC. TEAM MEMBERS?

Shares credited to your Clayton Homes, Inc. 401(k) Retirement Plan are identified on your proxy card. You may vote your shares by mail or by telephone as described on the enclosed proxy card. If you also own stock in your name or through a broker, you will receive another card for those shares.

HOW  DO  I  VOTE  IF I PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

The proxy card you have received includes your dividend reinvestment plan shares. You may vote your shares by mail, by telephone as described on the enclosed proxy card or at the meeting.

WHAT  DOES  IT  MEAN  IF  I  RECEIVE  MORE  THAN  ONE  PROXY  CARD?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer and Trust Company and may be reached by phone at 1-800-937-5449.

HOW  CAN  I  ATTEND  THE  MEETING?

The annual meeting is open to all holders of Clayton Homes, Inc. common stock. For directions to the meeting, please call our Investor Relations department at 865-380-3000. We look forward to having you at the meeting!

MAY  STOCKHOLDERS  ASK  QUESTIONS  AT THE MEETING?

Yes. Representatives of the Company will answer stockholders' questions of general interest at the end of the meeting.

                          ABOUT  THE  MEETING

HOW  MANY  VOTES  MUST  BE  PRESENT  TO  HOLD  THE  MEETING?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or telephone. In order for us to conduct the meeting, a majority of our outstanding shares of common stock of record as of August 15, 2002, must be present in person or by proxy at the meeting. This is referred to as a quorum.

HOW  MANY  VOTES  ARE  NEEDED  TO  ELECT  DIRECTORS?

The seven nominees receiving the highest number of "Yes" votes will be elected as directors. This number is called a plurality. Shares not voted, whether by marking "Abstain" on your proxy card, by broker non-vote (which is described below), or otherwise, will have no impact on the election of directors. Unless a properly executed proxy card is marked "Withhold Authority," the proxy given will be voted "FOR" each of the seven nominees for director.

HOW  MANY  VOTES  ARE  NEEDED  TO  APPROVE  THE  STOCKHOLDER  PROPOSAL?

To approve the stockholder proposal, the votes cast for the proposal must exceed the votes cast against it.

ARE  DISSENTERS'  RIGHTS  APPLICABLE  TO  ANY  OF  THE  PROPOSALS?

No,  dissenters'  rights  do  not  apply  to  any  of  the  proposals.

WILL  MY  SHARES  BE  VOTED  IF I DO NOT PROVIDE MY PROXY?

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange rules to vote customers' unvoted shares, which are referred to as "broker non-votes," on certain "routine" matters, including the election of directors. Shares represented by broker non-votes are counted for purposes of establishing a quorum. At the meeting, shares represented by broker non-votes will be counted by the brokerage firm in the election of directors, but will not be counted on any other matters that are voted on because these other matters are not considered "routine" under the applicable rules. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the meeting and vote the shares yourself.

CAN  MY  SHARES  BE VOTED ON MATTERS OTHER THAN THOSE DESCRIBED IN THIS PROXY?

Yes. The Company has not received proper notice of, and is not aware of, any business to be transacted at the meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted in accordance with the discretion of the proxy holders.

                               PROPOSAL  ONE:
                ELECTION  OF  DIRECTORS  AND DIRECTOR  BIOGRAPHIES

WHO  ARE  THIS  YEAR'S  NOMINEES?

JAMES  L.  CLAYTON,  68,  Director  since  1967
- Founder and Chairman of the Board of Clayton Homes, Inc. since its inception in 1967
-     Chief Legal Officer of Clayton Homes, Inc.
-     Retired  as  Chief  Executive  Officer  of  Clayton  Homes,  Inc.  in 1999
-     Chairman of the Board of FSB Bancshares, Inc.
-     Member  of  the  Boards  of:
      -     Dollar  General  Corporation
      -     Branch Banking & Trust Co. of North Carolina

B.  JOE  CLAYTON,  66,  Director  since  1967
-     Chief Executive Officer of Clayton Automotive Group since its inception in
      1961
-     Member  of  the  Regional  Board  of  First  Tennessee  Bank

KEVIN  T.  CLAYTON,  39,  Director  since  1998
-     Chief  Executive  Officer  of  Clayton  Homes,  Inc.  since  1999
-     President  of  Clayton  Homes,  Inc.  since  1997
-     President  of  Clayton  Homes,  Inc.,  Financial  Services  since 1995
-     Other  Clayton  Homes,  Inc.  management  positions  from 1986 to 1995 (1)

DAN  W.  EVINS,  66,  Director  since  1991
- Co-founder and Chairman of the Board, CBRL Group, Inc. since its inception in 1970

WILMA  H.  JORDAN,  54,  Director  since  1994
- Co-founder and Chief Executive Officer, Jordan Edminston Group, Inc. since its inception in 1988
-     Member of the Board of LIN TN Corp.

THOMAS  N.  MCADAMS,  49,  Director  since  1997
-     Partner,  Bernstein,  Stair  &  McAdams  LLP  since  1982
-     Member  of  the  Board  of  Rafferty's,  Inc.

C.  WARREN  NEEL,  65,  Director  since  1993
-     Commissioner,  Finance  and  Administration, State of Tennessee since 2000
- Dean of the College of Business Administration of the University of Tennessee from 1977 to 2000
-     Member  of  the  Board  of:
      -     Sak's,  Inc.
      -     American  Healthways,  Inc.
__________________________________________
(1)     Son  of  James  L.  Clayton  and  nephew  of  B.  Joe  Clayton.

WE  RECOMMEND  THAT  YOU  VOTE  FOR  THE ELECTION OF THE DIRECTORS LISTED ABOVE.
                                ---

                      BOARD  OF  DIRECTORS  INFORMATION

WHAT  IS  THE  MAKEUP  OF  THE  BOARD  OF  DIRECTORS?

The Company's bylaws allow for a maximum of eight directors. The current number of directors is seven. In the event that a nominee is unable to serve, the person designated as proxyholder for the Company will vote for the remaining nominees and for such other person as the Board of Directors may nominate.

HOW  LONG  WILL  THIS  YEAR'S  NOMINEES  SERVE?

Each nominee will hold office until the 2003 annual meeting of stockholders and until their successors have been duly elected and qualified. All nominees are currently directors and have consented to serve if elected.

HOW  ARE  THE  DIRECTORS  COMPENSATED?

Each director not employed by the Company receives an annual retainer of $18,000; $2,500 for each Board meeting attended and $1,000 for each committee meeting attended; $1,000 for each telephonic meeting; reimbursement for travel expenses to meetings; and may receive annual options to purchase 1,200 shares of common stock. In addition, the Chairperson of each Board committee receives an additional $1,000 per year, per committee, an extra $500 for each committee meeting attended, and an extra $500 for each telephonic meeting.

HOW  OFTEN  DID  THE  BOARD  MEET  IN FISCAL 2002?

The Board of Directors met four times during the last fiscal year. Each of the directors attended at least 75% of the meetings of the Board and the pertinent committees thereof.

WHAT  ARE  THE  COMMITTEES  OF  THE  BOARD?

AUDIT:
------
Number  of  Meetings  in  Fiscal  Year  2002:  2
Members (all members are non-management directors):
-     Dr.  Warren  Neel, Chairperson
-     Dan  W.  Evins
-     Wilma H. Jordan
Responsibilities:
- Reviews and recommends to the Board of Directors the firm to be engaged as independent auditors.
- Reviews with the selected accounting firm the prospective audit scope, external audit fees, and such other matters pertaining to such audit as the Committee may deem appropriate.
- Inquires as to the adequacy of the Company's internal control procedures and makes recommendations to the Board.
- Chairperson reviews with management and outside auditors the annual and quarterly financial statements prior to filing with the Securities and Exchange Commission.
-     Reviews  the  non-audit  services  performed  by the independent auditors.
- Reviews the scope and results of the Company's procedures for internal auditing.

COMPENSATION:
-------------
Number  of  Meetings  in  Fiscal  2002:  2
Members  (all  members  are  non-management  directors):
-     Wilma H. Jordan, Chairperson
-     Dr.  Warren  Neel
-     Thomas  N.  McAdams
Responsibilities:
- Reviews and recommends grants of stock awards pursuant to stock incentive plans.
-     Reviews and recommends compensation of directors and executive officers.
- Emphasizes the relationship between pay and performance by placing a significant portion of executive compensation at risk and subject to achievement of financial goals and other critical objectives.


PROPOSAL  TWO:
STOCKHOLDER  PROPOSAL  REGARDING  STOCK  OPTION  EXPENSING

A stockholder, Central Laborers' Pension, Welfare & Annuity Funds, has notified the Company of its intention to propose the following item of business at the Annual Meeting. Proxy regulations require the Company to present the proposal and the supporting statement. Following the stockholder's proposal and supporting statement is the response of the Company's Board of Directors. While the stockholder recommends you vote for this proposal, the Company's Board of Directors unanimously recommends you vote AGAINST this proposal. The text of the proposal is as follows:

PROPOSED  RESOLUTION  BY  CENTRAL  LABORERS'  PENSION  FUND
Resolved, that the stockholders of Clayton Homes Inc. ("Company") hereby request that the Company forego the use of any form of executive compensation, including executive stock options, unless the cost of such compensation is reflected as an expense on the Company's annual income statement.

STATEMENT  OF  SUPPORT  BY  CENTRAL  LABORER'S  PENSION  FUND:
Stock options are an important component of our Company's overall executive compensation program. The grant of stock options is designed to provide positive incentives for executives to focus on the creation of long-term corporate value. The increasing use of stock options at a time of growing investor skepticism of the accuracy and transparency of corporate financial reporting has prompted an intense public debate on the appropriate accounting treatment for stock options. Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Nearly all companies, including our Company, opt to report the calculated cost of company stock options as a footnote in the corporate annual report. Thus, the option costs are not included in the determination of the companies' operating income. We believe that including the estimated costs of stock option grants in company income statements would more accurately reflect a company's operational earnings.

A Standard & Poor's ("S&P") recent report entitled "Measures of Corporate Earnings" (Revised May 14, 2002) sets out a new formula for more accurately calculating the after-tax earnings generated from a corporation's principal business or businesses. S&P's call for a more accurate "core earnings" calculation of corporate operational earnings was prompted in large measure by investor concerns about the transparency, accuracy and reliability of corporate financial reporting. One of the key reporting items that the S&P's report examined was the accounting treatment of stock option grants. The compelling logic advanced by S&P's for including stock option costs in earnings statements is that these stock grants are components of executive compensation plans, and like other compensation components, such as salaries, cash bonuses and other employee benefits, should be included as expenses in the calculation of operational earnings.

We believe the failure to treat stock option grant costs as expenses on corporate income statements can misrepresent the level of profits at a company. We believe that the failure to expense executive stock option costs can result in a "no-cost" executive compensation mentality that can promote the excessive use of stock options.

We believe that expensing of stock option costs would help promote more modest and appropriate use of stock options in executive compensation plans. Like S&P and many other investors, we believe that investors are entitled to and need an accurate picture of company operational earnings and the true cost of executive compensation programs. We urge your support of this important reform designed to improve corporate financial reporting.

BOARD  OF  DIRECTORS'  RESPONSE:
The Board of Directors has long considered the encouragement of broad team member ownership of Company common stock to be in the interest of all shareholders as a means of promoting focus on the long-term increase in shareholder value. Options at market prices have been granted to 1,192 people at all levels of the Company-not just senior executives. Rank and file team members received 73% of the option grants in the last three years; senior management received only 27%. The Board will continue to study this issue, but the Board believes stock options align the interests of all team members with those of shareholders. Option grants are a key element of the Company's continuing drive to attract and retain the sales, operational, and managerial talent that is critical to Clayton's success across all business operations.

Moreover, stock option grants at Clayton Homes have always been conservative; during the past three years, stock option grants have diluted earnings by only 2%. Conceptually, earnings are not affected by options; only the division of the earnings is affected. For years, options have been clearly stated on the income statement as diluted earnings per share and presented in more detail in the footnotes of the annual report.

Booking stock options as expenses is a policy the Board does not support because it is too imprecise and would distort the income statement. Among other problems, there is no consensus methodology; no guarantee of price increases; and no guarantee that the options will be exercised.

This proposal would discourage stock option grants by treating them as an expense. The Board believes it is essential for the Compensation Committee to retain the current ability to develop and implement a balanced approach to compensation and the promotion of shareholder interests through a carefully designed program of stock option grants. For these reasons, the Board believes that this proposal is not in the Company's best interests.

ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL, AND YOUR PROXY WILL BE SO VOTED, IF THE PROPOSAL IS PRESENTED, UNLESS YOU SPECIFY OTHERWISE.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

EXECUTIVE  COMPENSATION

The following tables set forth the compensation earned by our Chief Executive Officer and our four other most highly compensated executive officers during the fiscal years 2002, 2001, and 2000:


                                                COMPENSATION  OF  MANAGEMENT

                                         ANNUAL COMPENSATION        LONG-TERM COMPENSATION AWARDS
                                       -----------------------  -----------------------------------
                               FISCAL                               OPTIONS         OTHER ANNUAL
NAME AND POSITION               YEAR    SALARY       BONUS      (# OF SHARES)      COMPENSATION (1)
                               ------  --------  -------------  -----------------  -----------------
Kevin T. Clayton                 2002  $330,000   $1,670,000            60,000            $13,121
   Chief Executive Officer       2001  $300,000   $  325,000            50,000             $8,399
   and President                 2000  $260,000   $  250,000            50,000             $7,531

David M. Booth                   2002  $300,000   $1,518,000            60,000            $13,253
   Executive Vice President      2001  $275,000   $  325,000            50,000             $8,424
   President, Retail             2000  $260,000   $  250,000            50,000             $7,498

Richard D. Strachan              2002  $300,000   $1,518,000            60,000            $13,163
   Executive Vice President      2001  $275,000   $  325,000            50,000             $8,364
   President, Manufacturing      2000  $260,000   $  225,000            50,000             $5,889

John J. Kalec                    2002  $156,500   $  253,000            80,000            $10,697
   Executive Vice President,     2001         -            -                 -                  -
   Chief Financial Officer       2000         -            -                 -                  -

Allen Morgan                     2002  $158,000   $  194,000            15,000            $11,497
   Vice President and General    2001  $150,000   $   25,000            15,000             $6,921
   Manager, Communities          2000  $135,000   $   15,000            15,000             $5,122

(1) Represents Company contributions and reallocated forfeitures in the Company's 401(k) Plan, health, life and disability insurance premiums.

                                         OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                    NUMBER  OF                                                              ANNUAL RATES OF STOCK
                    SECURITIES    PERCENT OF TOTAL                                          PRICE APPRECIATION FOR
                    UNDERLYING   OPTIONS GRANTED TO       EXERCISE OR                      OPTION TERM (10 YEARS)*
                     OPTIONS         EMPLOYEES             BASE PRICE     EXPIRATION
NAME                 GRANTED       IN FISCAL YEAR          ($/SHARE)         DATE           5% ($)           10% ($)
-----------------------------------------------------------------------------------------------------------------------
Kevin T. Clayton       60,000          5.20%                $13.55        10/31/2011        $731,192       $1,645,868
David M. Booth         60,000          5.20%                $13.55        10/31/2011        $731,192       $1,645,868
Richard D. Strachan    60,000          5.20%                $13.55        10/31/2011        $731,192       $1,645,868
John J. Kalec          80,000          6.94%                $13.55        10/31/2011        $974,923       $2,194,490
Allen Morgan           40,000          3.47%                $13.55        10/31/2011        $487,461       $1,097,245

* All such options were granted on October 30, 2001. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on future performance of our stock. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, will exist at the time of any option exercise. We believe that placing a current value on outstanding options is highly speculative and may not represent the true benefit, if any that may be realized by the grantee.


                                 AGGREGATED OPTION EXERCISES IN THE LAST FISCAL
                                     YEAR AND FISCAL YEAR-END OPTION VALUES


                                                     NUMBER OF SECURITIES
                         SHARES                     UNDERLYING UNEXERCISED                  VALUE OF UNEXERCISED
                        ACQUIRED                     OPTIONS AT FISCAL                      IN-THE-MONEY OPTIONS
                          ON          VALUE               YEAR END                         AT FISCAL YEAR END (1)
                        EXERCISE     REALIZED
NAME                      (#)           ($)       EXERCISABLE      UNEXERCISABLE        EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
Kevin T. Clayton         3,813     $ 33,336          213,459           347,500           $1,149,920     $1,208,975
David M. Booth             ---          ---          295,467           347,500           $1,844,016     $1,208,975
Richard D. Strachan     62,241     $392,379           52,500           347,500           $  183,750     $1,208,975
John J. Kalec            2,900     $ 14,640              ---            80,000                  ---     $  180,000
Allen Morgan               ---          ---           16,500            66,000           $   82,270     $  245,205
--------------------------------------------------------------------------------------------------------------------

(1) Market value of underlying securities at June 30, 2002 minus exercise price.

                     COMPENSATION  COMMITTEE  REPORT

WHO  SERVES  ON  THE  COMPENSATION  COMMITTEE?

Compensation  Committee  members:
-     Wilma  H.  Jordan,  Chairperson
-     Dr.  Warren  Neel
-     Thomas  N.  McAdams

WHO  HAS  PREPARED  THIS  REPORT?

This  report  has  been  furnished by the members of the Compensation Committee.

WHAT  IS  THE  PHILOSOPHY  OF  EXECUTIVE  COMPENSATION?

The philosophy is to structure and administer executive compensation in a way that individual compensation is largely dependent on the Company's performance. The compensation plan for executives incorporates three elements:
-     Annual  Base  Salary
-     Performance  based  annual  bonus
-     Long-term  stock  incentive  compensation
The variable components of the compensation programs are designed to attract and motivate results-oriented people to achieve higher levels of performance while focusing on the goals of the Company and its shareholders.

HOW  ARE  THE  BASE  SALARY  AMOUNTS DECIDED?

Company executives, including the Chief Executive Officer, receive base salaries, which are intended to support minimal managerial lifestyles.

HOW  ARE  STOCK  OPTIONS  GRANTED?

Stock options are granted to executive officers and other employees at the fair market value of the Common Stock on the date of grant and become vested over a specified period of employment. The number of shares granted is based upon the Company's performance based on the overall industry and economic environment, the achievement of Earnings Per Share (EPS) growth targets and individual performance in the previous year.

HOW  ARE  THE  BONUS  AMOUNTS  DECIDED?

The key components in determining bonus amounts include the financial performance of the Company based on the overall industry and economic environment, and the percentage increase in EPS over the prior year. Adjustments to the bonus program to reflect individual performance are made annually. The fact that a significant portion of the compensation paid to the Company's executive officers is based upon increases in EPS helps ensure that the Chief Executive Officer and other members of management are sensitized to the needs and desires of stockholders.


                  AUDIT  COMMITTEE  REPORT  AND  AUDIT  FEES

WHO SERVES ON THE AUDIT COMMITTEE?

Audit  Committee  members:
-     Dr.  Warren  Neel,  Chairperson
-     Dan  W.  Evins
-     Wilma  H.  Jordan

WHO  HAS  PREPARED  THIS  REPORT?

This report has been furnished by the members of the Audit Committee.

WHAT  DOCUMENT  GOVERNS  THE  ACTIVITY  OF  THE  AUDIT  COMMITTEE?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee's composition and meetings.

AUDIT  FEES

PwC's fees for the fiscal year 2002 audit, including reviews of financial statements included in Forms 10-Q, totaled approximately $186,500. There were no fees incurred related to financial information systems design and implementation. All other fees of PwC, principally securitization, tax planning and other services, totaled approximately $174,528. The Company's Audit Committee determined that PwC's provision of services for all non-audit fees in 2002 was compatible with maintaining PwC's independence.

          AUDIT  COMMITTEE  REPORT  AND  AUDIT  FEES  CONTINUED

WHAT  ACTION  HAS  THE  AUDIT  COMMITTEE  TAKEN?

The  Audit  Committee  has:
- Reviewed and discussed the audited financial statements with the Company's management.
- Discussed with PricewaterhouseCoopers LLP (PwC), independent accountants for the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.
- Received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee has discussed with PwC that firm's independence.
- Recommended to the Board of Directors of the Company that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the SEC.
- Reviewed the programs and results of the Company's internal audit department.

STOCK  OWNERSHIP

These tables depict how much of the Company's common stock is owned by directors, executive officers and owners of more than 5% of the Company's common stock as of August 15, 2002:

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS


NAME OF                               NUMBER OF SHARES         RIGHT TO       PERCENT
BENEFICIAL OWNER                    BENEFICIALLY OWNED (1)     ACQUIRE (2)   OF CLASS
---------------------------------------------------------------------------------------
James L. Clayton (3)                    37,044,611            184,302         27.3%
B. Joe Clayton                             130,989             15,931           *
Kevin T. Clayton (4)                       661,296            213,459           *
Dan W. Evins                                69,520             15,931           *
Wilma H. Jordan                             13,882             30,277           *
John J. Kalec                                4,978                  -           *
Thomas N. McAdams                            3,481              6,350           *
C. Warren Neel                               4,587             38,820           *
David M. Booth                               8,709            295,467           *
Richard D. Strachan                          5,239             52,500           *
Allen Morgan                                 1,482             16,500           *
All Directors and Executive
Officers as a Group (13 persons)        37,952,131            895,097         28.5%
---------------------------------------------------------------------------------------

*Less  than  1%
(1) These amounts include shares for which the named person has sole voting and investment power or shares such powers with his or her spouse. They also include shares credited to the named person's account under the 401(k) Plan, in the following amounts:
          -     James L. Clayton -                            12,797
          -     David Booth -                                  7,459
          -     Kevin T. Clayton -                             7,295
          -     Richard D. Strachan -                          3,826
          -     Allen Morgan -                                 1,357
          -     All  executive  officers  as  a  group  (7)-  23,757
(2) These amounts reflect shares that could be purchased on exercise of stock options as of August 15, 2002 under stock incentive plans.
(3) Includes 1,175,411 shares held by the Clayton Family Foundation, a non-profit corporation, of which James L. Clayton is director and president.
(4) Includes 400,923 shares held in trust in which Kevin T. Clayton is a trustee, but not a beneficiary; includes 6,100 shares held in trust of which Kevin T. Clayton is a trustee and beneficiary; does not include 1,175,411 shares held by the Clayton Family Foundation of which Kevin T. Clayton is a director.


                               PRINCIPAL STOCKHOLDERS

NAME AND ADDRESS OF                         AMOUNT OF
BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP   PERCENT OF CLASS
------------------------------------  ---------------------  -----------------
James L. Clayton
   P.O. Box 15169                         37,044,611 (1)            27.3%
   Knoxville, TN  37901
Janus Capital Management LLC
   100 Fillmore Street                     9,232,640 (2)             6.8%
   Denver, CO  80206
FMR Corp. (Fidelity Management)
   1 Federal St                            8,790,676 (3)             6.5%
   Boston, MA. 02110
Citigroup Inc.
   399 Park Avenue                         8,654,377 (4)             6.4%
   New York, NY 10043
Pioneer Global Asset Management S.P.A.
   Galleria San Carlo 6                    8,184,000 (5)             6.0%
   20122 Milan, Italy

(1)     See  table  "Security  Ownership  of  Directors  and  Officers."
(2)     Holdings as of June 30, 2002, per Janus Capital Management LLC.
(2)     As  reported  in  Schedule  13F  filed  February  14,  2002.
(3)     As  reported  in  Schedule  13F  filed  January  24,  2002.
(4)     As  reported  in  Schedule  13G  filed  December 17,  2001.

STOCK  PERFORMANCE  GRAPH

This graph compares our total stockholder returns (assuming reinvestment of dividends) with Standard & Poor's Midcap 400 composite stock price index, and a "peer group" comprised of the following companies: Cavalier Homes, Inc., Champion Enterprises, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation, and Skyline Corporation.



                               [GRAPHIC  OMITED]


                 1997      1998      1999      2000      2001     2002
                ------    ------    ------    ------    ------    ------
Clayton Homes   100.00    132.73    100.39     70.73     139.72    140.95
S&P MIDCAP 400  100.00    127.15    148.99    174.28     189.75    180.79
Peer Group      100.00    145.01     88.31     33.40      45.10     32.50

                                   GENERAL

COMPENSATION  COMMITTEE  INSIDER  PARTICIPATION

None of the members of the Compensation Committee were officers or employees of the Company or had any relationship with the Company requiring disclosure under applicable SEC regulations during fiscal year 2002.

INSIDER  TRANSACTIONS

The Company maintains an agreement to purchase certain installment contract receivables from a business venture in which the Company has a 50% equity interest, and Kevin T. Clayton is a director. The remaining 50% equity interest is owned by unrelated parties.

The Company's primary counsel is Bernstein, Stair & McAdams LLP, of which one of our directors, Thomas N. McAdams, is a partner. During fiscal year 2002, payments to Bernstein, Stair & McAdams LLP for legal services rendered were approximately $155,000. In addition, the Company's primary insurance carrier made payments to Bernstein, Stair & McAdams of approximately $194,000.

COMPLIANCE  WITH  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers ("reporting persons") to file initial reports of ownership of common stock and reports of changes in ownership with the SEC. The Company assists its executive officers and directors in completing and filing those reports. The Company believes that during the last fiscal year all filing requirements applicable to its executive officers and directors were met.

INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

PwC was our auditor during fiscal 2002. Representatives from the firm will be present at our annual meeting and will be available to respond to appropriate questions.

AVAILABILITY  OF  FORM  10-K  AND  ANNUAL  REPORT  TO  STOCKHOLDERS

The Company will provide without charge, at the written request of any stockholder of record on August 15, 2002, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible stockholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

     CLAYTON  HOMES,  INC.
     Box  15169
     Knoxville,  Tennessee  37901
     Attention:  Investor  Relations

STOCKHOLDER  PROPOSALS

Any stockholder proposals intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company at its corporate offices no later than May 31, 2003, in order to be considered by the Board of Directors for inclusion in the Proxy Statement and form of proxy relating to such meeting.

OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before our annual meeting. However, if any other matter properly comes before the meeting or any adjournment thereof, it is intended that the person named in the enclosed proxy will vote such proxy on such matter in accordance with his best judgement.

SOLICITATION  BY  BOARD;  EXPENSES  OF  SOLICITATION

Our Board of Directors has sent you this proxy. Proxies may be solicited by directors, officers, or employees of the Company who will receive no additional compensation thereof. The cost of soliciting proxies, including preparation, printing, and mailing of the Proxy Statement, will be borne by the Company. The Company will reimburse brokers, custodians, and other nominees to send proxies and proxy materials to our stockholders so they can vote their shares.

                              CLAYTON HOMES, INC.

                         BOX 15169, Knoxville, TN  37901
                      TEL 865.380.3000     FAX 865.380.3750

              Internet:www.clayton.net     e-mail:info@clayton.net
                       Human resources:careers@clayton.net

Appendix  A

                              CLAYTON  HOMES,  INC.

                                     PROXY

               THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders on October 30, 2002, and related Proxy Statement, and appoints Greg A. Hamilton the true and lawful agent and proxy of the undersigned (the "Proxy"), having full power of substitution, to represent the undersigned and to vote all shares of Clayton Homes, Inc., owned and held by the undersigned, or which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clayton Homes, Inc., to be held at the Clayton Homes Headquarters, 5000 Clayton Road, Maryville, TN 37804 at 10:30 a.m. EST, October 30, 2002 or any adjournment thereof.

                 (CONTINUED  AND  TO  BE  SIGNED  ON  REVERSE  SIDE.)



                                                              [SEE REVERSE SIDE]


[X]  Please  mark  your
    votes  as  in  this
    example


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITEMS ONE AND THREE BUT AGAINST ITEM TWO.
TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS FOR ALL NOMINEES AND ON ALL PROPOSALS SIGN AND DATE BELOW.

IF YOU CHOOSE TO VOTE ON EACH ITEM SEPARATELY, YOU MUST FILL OUT THE REMAINDER OF THIS CARD.

                                   WITHHOLD
                     FOR          AUTHORITY                                                               FOR  AGAINST  ABSTAIN
(1) Election of       [  ]            [  ]      Nominees: James L. Clayton  (2) Shareholder proposal        [  ]    [  ]    [  ]
    Directors                                            B. Joe Clayton        regarding stock option
                                                         Kevin T. Clayton      expensing accounting
   FOR, except vote withheld from the                    Dan W. Evins          methods.
   following nominees                                    Wilma H. Jordan
                                                         Thomas N. McAdams (3) In his discretion, the      [  ]    [  ]    [  ]
    ------------------------------------------           C. Warren Neel        Proxy is authorized to
                                                                               vote upon such other
                                                                               business as may properly
                                                                               come before the meeting.

                                                                               Please check box if you plan                [  ]
                                                                               to attend the annual meeting
                                                                               in person.




                                This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no proposal is made, the share(s) represented by this proxy will be voted for proposals 1 and 3, but against proposal 2.




Signature(s)  ___________________________________  Dated:  _____________,  2002
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, authorized corporate officer or partner, please give your full title as such.